UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 27, 2021
Elvictor Group, Inc.
(Exact name of registrant as specified in its charter)
Nevada	333-225239	82-3296328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
30 Wall Street (8th Floor), New York, NY 10005
(Address of principal executive offices)
Registrant’s telephone number, including area code		646-491-6601
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 27, 2021, Elvictor Group, Inc. (the “Company”) received the consent of a majority of the shareholders of the Company to remove Georgios Xiradakis, Theodoros Nikolopoulos, and Lampros Chachalis from their respective positions as Directors for the Company pursuant to Nevada law and Section 3.5 of the Bylaws of the Company. A copy of this filing has been furnished to Georgios Xiradakis, Theodoros Nikolopoulos, and Lampros Chachalis who have provided no written correspondence in response to the filing. There are no disputes or disagreements between the respective Director(s) and the Company.

The Board of Directors has not determined candidates for appointments for the vacancies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elvictor Group, Inc.
(Registrant)
Date:	May 6, 2021
		By:	/s/ Konstantinos Galanakis
		Name:	Konstantinos Galanakis
		Title:	Chief Executive Officer